Exhibit 99.2

Q2 2021 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 2

About the Data

This data and other information described herein are as of and for the three months ended June 30, 2021 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, including the financial statements and the management's discussion and analysis of financial condition and results of operations sections.

Stock Split

All share and per share data as of June 30, 2020, contained herein, have been adjusted to reflect the four-for-one stock split that was effected on September 18, 2020.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the COVID-19 pandemic and its related impacts on us and our tenants, general economic conditions, local real estate conditions, tenant financial health, and property acquisitions and the timing of these acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 3

Company Overview

Broadstone Net Lease, Inc. (NYSE:BNL) (the “Company,” “BNL,” “us,” “our” and “we”) is an internally-managed REIT, formed as a Maryland corporation in 2007 that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Since our inception, we have selectively invested in real estate across the industrial, healthcare, restaurant, retail, and office property types. We target properties with credit-worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants’ businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund their core business operations rather than real estate ownership.

Executive Team

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Ryan M. Albano

Executive Vice President and Chief Financial Officer

John D. Moragne

Executive Vice President and Chief Operating Officer

John D. Callan, Jr

Senior Vice President and General Counsel

Michael B. Caruso

Senior Vice President, Corporate Finance & Investor Relations

Timothy D. Dieffenbacher

Senior Vice President, Chief Accounting Officer and Treasurer

Kristen Duckles

Senior Vice President, Chief Administrative Officer

Kevin M. Fennell

Senior Vice President, Capital Markets & Credit Risk

Laurier James Lessard, Jr.

Senior Vice President, Asset Management

Roderick A. Pickney

Senior Vice President, Acquisitions

Molly Kelly Wiegel

Senior Vice President, Human Resources

Andrea T. Wright

Senior Vice President, Property Management

Board of Directors

Laurie A. Hawkes

Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer and President

Denise Brooks-Williams

Michael A. Coke

David M. Jacobstein

Agha S. Khan

Shekar Narasimhan

Geoffrey H. Rosenberger

James H. Waters

Company Contact Information

Michael Caruso
SVP, Corporate Finance & Investor Relations

michael.caruso@broadstone.com

585-402-7842

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 4

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
Financial Summary
Investment in rental property	$3,954,597	$3,794,850	$3,734,121	$3,666,961	$3,690,679
Less accumulated depreciation	(390,236)	(369,683)	(349,977)	(332,057)	(312,934)
Investment in rental property, net	3,564,361	3,425,167	3,384,144	3,334,904	3,377,745
Cash and cash equivalents	78,987	10,205	100,486	101,787	9,241
Restricted cash	8,021	8,145	10,242	7,200	601
Total assets	4,423,611	4,206,045	4,258,483	4,204,469	4,144,055
Mortgage and notes payable, net	105,748	106,559	107,382	108,752	109,512
Unsecured term notes, net and revolver	1,383,631	1,398,283	1,433,796	1,433,495	1,921,392
Total liabilities	1,700,103	1,713,348	1,779,402	1,782,762	2,267,408
Total mezzanine equity	—	—	—	—	178,535
Total Broadstone Net Lease, Inc. stockholders' equity	2,554,653	2,312,532	2,299,105	2,191,794	1,591,633
Total equity (book value)	2,723,508	2,492,697	2,479,081	2,421,707	1,698,112
Revenues	84,759	82,698	82,291	80,744	80,371
General and administrative - other	7,704	8,864	8,039	6,418	5,700
Stock based compensation	951	1,769	1,193	796	—
General and administrative	8,655	10,633	9,232	7,214	5,700
Total operating expenses	44,452	47,963	46,078	57,496	50,345
Interest expense	15,430	16,108	17,123	18,511	19,513
Net income	22,820	23,960	17,619	9,711	17,098
Net earnings per common share, diluted	$0.14	$0.15	$0.11	$0.08	$0.14
FFO	50,184	51,929	44,198	54,726	56,485
FFO per share, diluted	$0.32	$0.33	$0.28	$0.44	$0.47
AFFO	52,024	49,410	46,894	47,077	46,056
AFFO per share, diluted	$0.33	$0.31	$0.30	$0.38	$0.38
Net cash provided by operating activities	47,235	51,780	46,064	53,506	39,139
Net cash (used in) provided by investing activities	(175,051)	(67,661)	(76,443)	5,469	6,264
Net cash (used in) provided by financing activities	196,474	(76,497)	32,120	40,170	(132,273)
Distributions declared	43,484	39,653	39,299	20,477	13,099
Distributions declared per diluted share	$0.255	$0.250	$0.250	$0.135	$0.110

Portfolio Metrics
Properties	684	661	641	628	633
Rentable square feet	30.2M	28.4M	28.2M	27.3M	27.4M
Occupancy	99.7%	99.7%	99.2%	99.8%	99.6%
Weighted average remaining lease term (years)	10.4	10.6	10.7	10.8	11.0

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 5

Balance Sheet

(unaudited, in thousands)

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Assets
Accounted for using the operating method, net of accumulated depreciation	$3,534,884	$3,395,609	$3,354,511	$3,304,002	$3,346,792
Accounted for using the direct financing method	28,911	28,991	29,066	30,902	30,953
Accounted for using the sales type method	566	567	567	—	—
Investment in rental property, net	3,564,361	3,425,167	3,384,144	3,334,904	3,377,745
Cash and cash equivalents	78,987	10,205	100,486	101,787	9,241
Accrued rental income	109,278	105,674	102,117	97,517	90,545
Tenant and other receivables, net	618	1,022	1,604	3,957	5,045
Prepaid expenses and other assets	18,846	18,862	22,277	19,522	9,819
Interest rate swap, assets	—	239	—	—	—
Goodwill	339,769	339,769	339,769	339,769	339,769
Intangible lease assets, net	296,134	288,592	290,913	288,971	298,741
Debt issuance costs – unsecured revolving credit facility, net	5,250	5,842	6,435	7,027	1,782
Leasing fees, net	10,368	10,673	10,738	11,015	11,368
Total assets	$4,423,611	$4,206,045	$4,258,483	$4,204,469	$4,144,055
Liabilities and equity
Unsecured revolving credit facility	$—	$15,000	$—	$—	$248,300
Mortgages and notes payable, net	105,748	106,559	107,382	108,752	109,512
Unsecured term notes, net	1,383,631	1,383,283	1,433,796	1,433,495	1,673,092
Interest rate swap, liabilities	46,335	43,662	72,103	81,326	85,678
Earnout liability	10,063	6,385	7,509	13,177	37,975
Accounts payable and other liabilities	75,463	71,072	74,936	55,339	25,550
Accrued interest payable	3,885	9,896	4,023	9,453	4,144
Intangible lease liabilities, net	74,978	77,491	79,653	81,220	83,157
Total liabilities	1,700,103	1,713,348	1,779,402	1,782,762	2,267,408
Mezzanine equity
Common stock	—	—	—	—	66,376
Non-controlling interests	—	—	—	—	112,159
Total mezzanine equity	—	—	—	—	178,535
Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	40	36	27	27	26
Class A Common Stock, $0.00025 par value	—	—	9	8	—
Additional paid-in capital	2,890,131	2,625,320	2,624,997	2,506,008	1,899,751
Cumulative distributions in excess of retained earnings	(293,622)	(274,140)	(259,673)	(239,520)	(229,531)
Accumulated other comprehensive income	(41,896)	(38,684)	(66,255)	(74,729)	(78,613)
Total Broadstone Net Lease, Inc. stockholders’ equity	2,554,653	2,312,532	2,299,105	2,191,794	1,591,633
Non-controlling interests	168,855	180,165	179,976	229,913	106,479
Total equity	2,723,508	2,492,697	2,479,081	2,421,707	1,698,112
Total liabilities, mezzanine and equity	$4,423,611	$4,206,045	$4,258,483	$4,204,469	$4,144,055

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 6

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Revenues
Lease revenues, net	$84,759	$82,698	$82,291	$80,744	$80,371
Operating expenses
Depreciation and amortization	31,225	30,713	30,182	31,363	39,921
Property and operating expense	4,572	4,605	4,986	4,187	4,190
General and administrative	8,655	10,633	9,232	7,214	5,700
Provision for impairment of investment in rental properties	—	2,012	1,678	14,732	534
Total operating expenses	44,452	47,963	46,078	57,496	50,345
Other income (expenses)
Interest income	6	5	4	—	11
Interest expense	(15,430)	(16,108)	(17,123)	(18,511)	(19,513)
Cost of debt extinguishment	—	(126)	(3)	(392)	—
Gain on sale of real estate	3,838	4,733	5,260	1,060	1,046
Income taxes	(301)	(413)	141	(129)	(402)
Internalization expenses	—	—	(182)	(1,929)	(389)
Change in fair value of earnout liability	(5,604)	1,124	(6,706)	6,362	6,321
Other income (expenses)	4	10	15	2	(2)
Net income	22,820	23,960	17,619	9,711	17,098
Net income attributable to non-controlling interests	(1,606)	(1,737)	(1,357)	(961)	(1,745)
Net income attributable to Broadstone Net Lease, Inc.	$21,214	$22,223	$16,262	$8,750	$15,353

Weighted average number of common shares outstanding
Basic[1]	146,119	145,338	143,916	111,155	107,422
Diluted[1]	157,430	156,724	155,956	123,381	119,648
Net earnings per common share[2]
Basic and diluted	$0.14	$0.15	$0.11	$0.08	$0.14

1 Excludes 387, 334, 341 and 216 weighted average shares of unvested restricted common stock for the three months ended June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively.

2 Excludes $97, $104, $85 and $46 from the numerator for the three months ended June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 7

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Net income	$22,820	$23,960	$17,619	$9,711	$17,098
Real property depreciation and amortization	31,202	30,690	30,161	31,343	39,899
Gain on sale of real estate	(3,838)	(4,733)	(5,260)	(1,060)	(1,046)
Provision for impairment of investment in rental properties	—	2,012	1,678	14,732	534
FFO	$50,184	$51,929	$44,198	$54,726	$56,485
Capital improvements / reserves	—	—	—	1,662	—
Straight-line rent adjustment	(4,979)	(4,632)	(5,125)	(6,943)	(6,151)
Adjustment to provision for credit losses	—	(1)	(6)	(15)	(110)
Cost of debt extinguishment	—	126	3	392	—
Amortization of debt issuance costs	956	914	917	819	821
Amortization of net mortgage premiums	(37)	(35)	(36)	(34)	(37)
Gain on interest rate swaps and other non-cash interest expense	(42)	(41)	(41)	(42)	(41)
Amortization of lease intangibles	(641)	(728)	(1,150)	151	1,019
Internalization expenses	—	—	182	1,929	389
Stock-based compensation	951	1,769	1,193	796	—
Severance	32	1,243	68	—	—
Change in fair value of earnout liability	5,604	(1,124)	6,706	(6,362)	(6,321)
Other (income) expenses	(4)	(10)	(15)	(2)	2
AFFO	$52,024	$49,410	$46,894	$47,077	$46,056

Diluted weighted average shares outstanding[1]	157,430	156,724	155,956	123,381	119,648
Net earnings per diluted share[2]	$0.14	$0.15	$0.11	$0.08	$0.14
FFO per diluted share[2]	0.32	0.33	0.28	0.44	0.47
AFFO per diluted share[2]	0.33	0.31	0.30	0.38	0.38

1 Excludes 387, 334, 341 and 216 weighted average shares of unvested restricted common stock for the three months ended June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively.

2 Excludes $97, $104, $85 and $46 from the numerator for the three months ended June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 8

EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Net income	$22,820	$23,960	$17,619	$9,711	$17,098
Depreciation and amortization	31,225	30,713	30,182	31,363	39,921
Interest expense	15,430	16,108	17,123	18,511	19,513
Income taxes	301	413	(141)	129	402
EBITDA	$69,776	$71,194	$64,783	$59,714	$76,934
Provision for impairment of investment in rental properties	—	2,012	1,678	14,732	534
Gain on sale of real estate	(3,838)	(4,733)	(5,260)	(1,060)	(1,046)
EBITDAre	$65,938	$68,473	$61,201	$73,386	$76,422
Adjustment for current quarter acquisition activity [1]	2,761	1,365	1,703	—	—
Adjustment for current quarter disposition activity [2]	(353)	(278)	(318)	(78)	(52)
Adjustment to exclude non-recurring and other expenses (income) [3]	—	2,100	182	1,929	389
Adjustment to exclude change in fair value of earnout liability	5,604	(1,124)	6,706	(6,362)	(6,321)
Adjustment to exclude write-off of accrued rental income	—	442	242	—	—
Adjustment to exclude cost of debt extinguishments	—	126	—	392	—
Adjustment to exclude lease termination fees	—	—	—	—	(276)
Adjusted EBITDAre	$73,950	$71,104	$69,716	$69,267	$70,162
General and administrative	8,650	10,632	9,219	7,214	5,700
Adjusted Net Operating Income ("NOI")	$82,600	$81,736	$78,935	$76,481	$75,862
Straight-line rental revenue, net	(5,245)	(4,762)	(5,339)	(6,947)	(6,151)
Other amortization and non-cash charges	(642)	(737)	(1,170)	1,810	911
Adjusted Cash NOI	$76,713	$76,237	$72,426	$71,344	$70,622
Annualized EBITDAre	$263,761	$273,888	$244,805	$293,544	$305,688
Annualized Adjusted EBITDAre	295,808	284,414	278,867	277,068	280,648
Annualized Adjusted NOI	330,410	326,944	315,743	305,924	303,448
Annualized Adjusted Cash NOI	306,863	304,948	289,704	285,376	282,488

1 Reflects an adjustment to give effect to all acquisition during the quarter as if they had been acquired as of the beginning of the quarter.

2 Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.

3 Amounts include $1.2 million of severance and $0.9 million of accelerated stock-based compensation associated with the departure of executive officers during the three months ended March 31, 2021, and expenses directly associated with the Internalization in 2020.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 9

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Contractual rental amounts billed for operating leases	$75,011	$73,245	$72,558	$69,270	$67,342
Adjustment to recognize contractual operating lease billings on a straight- line basis	4,724	4,367	4,256	6,768	8,276
Variable rental amounts earned	114	91	455	234	51
Earned income from direct financing leases	728	730	756	757	855
Earned income from sales-type leases	15	14	5	—	—
Operating expenses billed to tenants	4,196	4,388	4,389	3,389	4,335
Other income from real estate transactions	28	5	(16)	64	702
Adjustment to revenue recognized for uncollectible rental amounts billed	(57)	(142)	(112)	262	(1,190)
Total Lease revenues, net	$84,759	$82,698	$82,291	$80,744	$80,371

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 10

Capital Structure

(unaudited, in thousands, except per share data)

Mortgage Debt
1.9%
Senior
Unsecured
Notes
8.7%
Unsecured
Term Loans
16.8%
Common
Stock
68.1%
OP Units
4.5%
TOTAL
$5.5 B

EQUITY
Shares of Common Stock	158,583
OP Units	10,482
Common Stock & OP Units	169,065
Price Per Share / Unit at June 30, 2021	$23.41
IMPLIED EQUITY MARKET CAPITALIZATION	$3,957,800
% of Total Capitalization	72.6%
DEBT
Unsecured Revolving Credit Facility - 2023	$—
Unsecured Term Loan Facilities	915,000
Unsecured Term Loan - 2022	60,000
Unsecured Term Loan - 2023	265,000
Unsecured Term Loan - 2024	190,000
Unsecured Term Loan - 2026	400,000
Senior Unsecured Notes	475,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Mortgage Debt - Various	106,004
TOTAL DEBT	$1,496,004
% of Total Capitalization	27.4%
% of Total Capitalization Floating Rate Debt	1.7%
% of Total Capitalization Fixed Rate Debt	25.7%

ENTERPRISE VALUE
Total Capitalization	$5,453,804
Less: Cash and Cash Equivalents	(78,987)
Enterprise Value	$5,374,817

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 11

Equity Rollforward

(unaudited, in thousands)

	Shares of Common Stock	OP Units	Total Diluted Shares
Balance, January 1, 2021	145,609	11,399	157,008
Q1 2021 board of directors fees	12	—	12
Q1 2021 stock-based compensation activity	154	—	154
Q1 2021 OP Unit conversions	38	(38)	—
Balance, March 31, 2021	145,813	11,361	157,174
Q2 2021 board of directors fees	13	—	13
Q2 2021 stock-based compensation activity	(15)	—	(15)
Q2 2021 OP Unit conversions	1,127	(1,127)	—
Q2 2021 Earnout tranche 1 issuance	145	248	393
Q2 2021 Public follow-on equity offering	11,500	—	11,500
Balance, June 30, 2021	158,583	10,482	169,065
Percentage ownership of OP at June 30, 2021	93.8%	6.2%	100%

Subsequent to quarter-end, on July 14, 2021, the Company achieved a 40-day VWAP of $23.75, thereby triggering tranche 2 of the earnout and the issuance of 217 shares of common stock and 372 OP Units.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 12

Debt Outstanding

(unaudited, in thousands)

	Outstanding Balance
	June 30,	December 31,
	2021	2020	Interest Rate	Maturity Date
Revolving Credit Facility	$—	$—	one-month LIBOR + 1.00%	Sep. 2023
2022 Unsecured Term Loan	60,000	60,000	one-month LIBOR + 1.00%	Feb. 2022
2023 Unsecured Term Loan	265,000	265,000	one-month LIBOR + 1.10%	Jan. 2023
2024 Unsecured Term Loan	190,000	190,000	one-month LIBOR + 1.00%	Jun. 2024
2026 Unsecured Term Loan	400,000	450,000	one-month LIBOR + 1.00%	Feb. 2026
Senior Notes
Series A	150,000	150,000	4.84%	Apr. 2027
Series B	225,000	225,000	5.09%	Jul. 2028
Series C	100,000	100,000	5.19%	Jul. 2030
	475,000	475,000
Total, unsecured debt	1,390,000	1,440,000
Debt issuance costs, net	(6,369)	(6,204)
Total unsecured debt, net	$1,383,631	$1,433,796

	Origination	Maturity
	Date	Date	Interest	June 30,	December 31,
Lender	(Month/Year)	(Month/Year)	Rate	2021	2020
Wilmington Trust National Association	Apr-19	Feb-28	4.92%	$47,357	$47,945
Wilmington Trust National Association	Jun-18	Aug-25	4.36%	19,753	19,947
PNC Bank	Oct-16	Nov-26	3.62%	17,297	17,498
Sun Life	Mar-12	Oct-21	5.13%	10,252	10,469
Aegon	Apr-12	Oct-23	6.38%	6,650	7,039
M&T Bank	Oct-17	Aug-21	one - month LIBOR+3%	4,695	4,769
Total mortgages				106,004	107,667
Debt issuance costs, net				(256)	(285)
Mortgages, net				$105,748	$107,382

Year of Maturity	Revolving Credit Facility	Term Loans	Senior Notes	Mortgages	Total
2021	$—	$—	$—	$16,343	$16,343
2022	—	60,000	—	2,907	62,907
2023	—	265,000	—	7,582	272,582
2024	—	190,000	—	2,260	192,260
2025	—	—	—	20,195	20,195
Thereafter	—	400,000	475,000	56,717	931,717
Total	$—	$915,000	$475,000	$106,004	$1,496,004

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 13

Net Debt Metrics

(unaudited, in thousands)

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Debt
Revolving Credit Facility	$—	$15,000	$—	$—	$248,300
Unsecured term notes, net	1,383,631	1,383,283	1,433,796	1,433,495	1,673,092
Mortgages and notes payable, net	105,748	106,559	107,382	108,752	109,512
Debt issuance costs	6,625	6,988	6,489	6,829	7,268
Gross Debt	1,496,004	1,511,830	1,547,667	1,549,076	2,038,172
Cash and cash equivalents	(78,987)	(10,205)	(100,486)	(101,787)	(9,241)
Restricted cash	(8,021)	(8,145)	(10,242)	(7,200)	(601)
Net Debt	$1,408,996	$1,493,480	$1,436,939	$1,440,089	$2,028,330
Net Debt to Annualized EBITDAre	5.34x	5.45x	5.87x	4.91x	6.64x
Net Debt to Annualized Adjusted EBITDAre	4.76x	5.25x	5.15x	5.20x	7.23x

Covenants

(unaudited)

The following is a summary of key financial covenants for the Company’s unsecured credit facility and unsecured term loans and senior notes. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of June 30, 2021, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Notes
Leverage ratio	≤ 0.60 to 1.00	0.33	0.33
Secured indebtedness ratio	≤ 0.40 to 1.00	0.02	0.02
Unencumbered coverage ratio	≥ 1.75 to 1.00	7.63	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	4.06	4.06
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.34	0.35
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 14

Debt Maturities and Interest Rate Exposure

(unaudited, dollars in millions)

Debt Maturities

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

Interest Rate Exposure

The Company uses interest rate swaps, fixed-rate private placement notes, and fixed-rate mortgages to mitigate the impact of interest rate variability.

Interest rate exposure not inclusive of floating rate debt, as borrowings are short-term in nature.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 15

Portfolio Activity

Acquisitions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property acquisition activity during 2021.

Q1 2021
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	24	178	16.3	$68,158
Healthcare	4	51	11.5	18,983
Restaurant [1]	—	—	16.8	181
Total Properties	28	229	15.3	$87,322
Weighted average initial cash cap rate				6.4%

Q2 2021
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Industrial	12	1,553	15.5	$115,078
Healthcare	11	136	10.5	46,050
Retail	11	218	9.8	32,830
Total Properties	34	1,906	13.2	$193,959
Weighted average initial cash cap rate				6.2%

1 Acquisition of additional land to an existing property.

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2021.

Q1 2021
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Healthcare	5	31	12,420	14,689	$10,773	7.4%
Restaurant	3	14	6,965	8,181	6,599	6.4%
Total Properties	8	45	$19,385	$22,870	$17,373	7.0%

Q2 2021
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Restaurant	10	36	$17,973	$20,876	$15,694	6.4%
Healthcare	1	6	1,689	1,400	1,506	N/A	[2]
Total Properties	11	42	$19,662	$22,276	$17,200	6.4%	[3]

2 Properties were vacant at the time of disposition.

3 Weighted average cash cap rate on tenanted properties sold.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 16

Portfolio at a Glance: Key Metrics

Properties	684
States	42
Canada	1
Total Rentable Sq. Footage	30.2M
Tenants	192
Brands	179
Industries	55
Occupancy (based on SF)	99.7%
Top Ten Tenant Concentration	18.4%
Top Twenty Tenant Concentration	31.1%
Investment Grade (tenant/guarantor)	16.7%
Financial Reporting Coverage[1]	94.5%
Rent Coverage Ratio[2]	3.3x
Weighted Average Annual Rent Increases	2.0%
Weighted Average Remaining Lease Term	10.4 years

1 Includes 9.0% related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly.

2 Represents rent coverage ratio for Restaurants property type only.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 17

Diversification: Tenants & Brands

(unaudited)

Top 20 Tenants

Tenant	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Red Lobster Hospitality & Red Lobster Restaurants LLC	Casual Dining	24	$7,307	2.3%	196	0.6%
Jack's Family Restaurants LP	Quick Service Restaurants	43	7,026	2.2%	147	0.5%
Joseph T. Ryerson & Son, Inc	Distribution & Warehouse	11	6,395	2.0%	1,537	5.1%
Axcelis Technologies, Inc.	Flex and R&D	1	5,859	1.9%	417	1.4%
Hensley & Company	Distribution & Warehouse	3	5,756	1.8%	577	1.9%
BluePearl Holdings, LLC	Animal Health Services	13	5,308	1.7%	160	0.5%
Outback Steakhouse of Florida LLC	Casual Dining	22	5,192	1.7%	140	0.5%
Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	5,034	1.6%	156	0.5%
Siemens Medical Solutions USA, Inc. & Siemens Corporation	Manufacturing/Flex and R&D	2	4,862	1.6%	545	1.8%
Big Tex Trailer Manufacturing, Inc.	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,860	1.6%	1,302	4.3%
Total Top 10 Tenants		163	$57,599	18.4%	5,177	17.1%

Nestle' Dreyer's Ice Cream Company	Cold Storage	1	$4,409	1.4%	310	1.0%
Arkansas Surgical Hospital	Surgical	1	4,260	1.4%	129	0.4%
Nationwide Mutual Insurance Company	Strategic Operations	2	4,248	1.4%	407	1.3%
Cascade Aerospace Inc.	Manufacturing	1	4,187	1.4%	231	0.8%
American Signature, Inc.	Home Furnishings	6	4,141	1.3%	474	1.6%
Tractor Supply Company	General Merchandise	15	3,872	1.2%	300	1.0%
Fresh Express Incorporated	Food Processing	1	3,869	1.2%	335	1.1%
Aventiv Technologies, LLC	Corporate Headquarters	1	3,819	1.2%	154	0.5%
Dollar General Corporation	General Merchandise	35	3,510	1.1%	320	1.1%
Centene Management Company, LLC	Strategic Operations	1	3,377	1.1%	220	0.8%
Total Top 20 Tenants		227	$97,291	31.1%	8,057	26.7%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 18

Top 20 Brands

(unaudited)

Brand	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Red Lobster	Casual Dining	24	$7,307	2.3%	196	0.6%
Jack's Family Restaurants	Quick Service Restaurants	43	7,026	2.2%	147	0.5%
Ryerson	Distribution & Warehouse	11	6,395	2.0%	1,537	5.1%
Axcelis	Flex and R&D	1	5,859	1.9%	417	1.4%
Hensley	Distribution & Warehouse	3	5,756	1.8%	577	1.9%
BluePearl Veterinary Partners	Animal Health Services	13	5,308	1.7%	160	0.5%
Bob Evans Farms	Casual Dining/Food Processing	21	5,246	1.7%	282	1.0%
Krispy Kreme	Quick Service Restaurants/ Food Processing	27	5,034	1.6%	156	0.5%
Siemens	Manufacturing/Flex and R&D	2	4,862	1.6%	545	1.8%
Big Tex Trailers	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,860	1.6%	1,302	4.3%
Total Top 10 Brands		162	$57,653	18.4%	5,319	17.6%

Wendy's	Quick Service Restaurants	31	$4,532	1.5%	88	0.3%
Outback Steakhouse	Casual Dining	20	4,492	1.4%	126	0.4%
Nestle'	Cold Storage	1	4,409	1.4%	310	1.0%
Arkansas Surgical Hospital	Surgical	1	4,260	1.4%	129	0.4%
Nationwide Mutual Insurance Co.	Strategic Operations	2	4,248	1.4%	407	1.3%
Cascade Aerospace	Manufacturing	1	4,187	1.4%	231	0.8%
Value City Furniture	Home Furnishings	6	4,142	1.3%	474	1.6%
Taco Bell	Quick Service Restaurants	31	4,101	1.3%	80	0.3%
Tractor Supply Co.	General Merchandise	15	3,872	1.2%	300	1.0%
Chiquita	Food Processing	1	3,869	1.2%	335	1.1%
Total Top 20 Brands		271	$99,765	31.9%	7,799	25.8%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 19

Diversification: Property Type

(unaudited, rent percentages based on ABR)

$313 M
Annualized
Base Rent

Industrial	**46%**
Distribution & Warehouse	15%
Manufacturing	14%
Food Processing	6%
Flex and R&D	5%
Cold Storage	4%
Services	2%
Healthcare	**19%**
Clinical	8%
Animal Health Services	3%
Surgical	3%
Healthcare Services	3%
Life Science	2%
Restaurants	**14%**
Quick Service Restaurants	8%
Casual Dining	6%
Retail	**11%**
General Merchandise	5%
Automotive	4%
Home Furnishings	2%
Office	**10%**
Strategic Operations	5%
Corporate Headquarters	3%
Call Center	2%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 20

Diversification: Property Type (continued)

(unaudited)

Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Industrial
Distribution & Warehouse	42	$46,668	14.9%	8,950	29.6%
Manufacturing	56	42,724	13.6%	7,732	25.6%
Food Processing	14	18,455	5.9%	2,132	7.1%
Flex and R&D	7	16,934	5.4%	1,457	4.8%
Cold Storage	4	12,600	4.0%	933	3.1%
Services	19	7,787	2.5%	445	1.5%
Industrial Total	142	145,168	46.3%	21,649	71.7%
Healthcare
Clinical	50	24,831	7.9%	1,055	3.6%
Animal Health Services	27	10,188	3.3%	405	1.3%
Surgical	11	9,592	3.1%	316	1.0%
Healthcare Services	27	7,829	2.5%	315	1.0%
Life Science	9	7,539	2.4%	549	1.8%
Untenanted	2	—	0.0%	23	0.1%
Healthcare Total	126	59,979	19.2%	2,663	8.8%
Restaurant
Quick Service Restaurants	148	24,468	7.8%	505	1.7%
Casual Dining	84	19,657	6.3%	543	1.8%
Untenanted	2	—	0.0%	10	0.0%
Restaurant Total	234	44,125	14.1%	1,058	3.5%
Retail
General Merchandise	82	14,472	4.6%	1,072	3.5%
Automotive	68	12,830	4.1%	844	2.8%
Home Furnishings	13	6,916	2.2%	797	2.6%
Untenanted	2	—	0.0%	63	0.2%
Retail Total	165	34,218	10.9%	2,776	9.1%
Office
Strategic Operations	7	13,835	4.4%	1,021	3.4%
Corporate Headquarters	6	10,167	3.3%	671	2.2%
Call Center	4	5,731	1.8%	392	1.3%
Office Total	17	29,733	9.5%	2,084	6.9%
Total	684	$313,223	100.0%	30,230	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 21

Key Statistics by Property Type

Industrial
Number of properties	142
Square feet (000s)	21,649
Weighted average lease term (years)	10.4
Weighted average annual rent escalation	2.0%

Healthcare
Number of properties	126
Square feet (000s)	2,663
Weighted average lease term (years)	8.1
Weighted average annual rent escalation	2.2%

Restaurants
Number of properties	234
Square feet (000s)	1,058
Weighted average lease term (years)	15.4
Weighted average annual rent escalation	2.0%

Retail
Number of properties	165
Square feet (000s)	2,776
Weighted average lease term (years)	11.0
Weighted average annual rent escalation	1.6%

Office
Number of properties	17
Square feet (000s)	2,084
Weighted average lease term (years)	6.9
Weighted average annual rent escalation	2.4%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 22

Diversification: Tenant Industry
(unaudited)

Industry	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Healthcare Facilities	99	$47,073	15.0%	1,874	6.2%
Restaurants	234	44,788	14.3%	1,082	3.6%
Distributors	24	13,889	4.4%	2,519	8.3%
Food Distributors	7	12,957	4.1%	1,556	5.1%
Auto Parts & Equipment	39	12,396	4.0%	2,387	7.9%
Specialized Consumer Services	47	12,004	3.8%	720	2.4%
Packaged Foods & Meats	6	11,390	3.6%	1,130	3.7%
Metal & Glass Containers	8	9,686	3.1%	2,206	7.3%
Healthcare Services	18	9,018	2.9%	515	1.7%
Home Furnishing Retail	16	8,696	2.8%	1,149	3.8%
Specialty Stores	19	8,279	2.7%	1,023	3.4%
Aerospace & Defense	6	7,825	2.5%	921	3.0%
Electronic Components	2	6,658	2.1%	466	1.6%
Air Freight & Logistics	3	6,516	2.1%	436	1.5%
General Merchandise Stores	60	6,090	2.0%	533	1.8%
Other (40 industries)	90	95,958	30.6%	11,617	38.4%
Untenanted properties	6	—	—	96	0.3%
Total	684	$313,223	100.0%	30,230	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 23

Diversification: Geography

(unaudited, rent percentages based on ABR)

PORTFOLIO CONCENTRATION
0.1–3%
3–6%
6–9%
9–11%

TOTAL PROPERTIES: 684 TOTAL STATES: 42 + British Columbia

State	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	59	$32,074	10.2%	3,366	11.1%	MO	10	$4,781	1.5%	959	3.2%
IL	26	$19,922	6.4%	1,991	6.6%	WA	15	$4,185	1.3%	150	0.5%
FL	47	$16,345	5.2%	859	2.8%	KY	18	$4,110	1.3%	338	1.1%
CA	11	$15,735	5.0%	1,554	5.1%	LA	3	$3,128	1.0%	175	0.6%
WI	32	$15,655	5.0%	1,611	5.3%	NE	6	$2,967	0.9%	509	1.7%
MI	35	$14,762	4.7%	1,439	4.8%	MD	4	$2,903	0.9%	293	1.0%
OH	34	$14,149	4.5%	1,364	4.5%	NM	8	$2,764	0.9%	96	0.3%
NC	35	$12,810	4.1%	1,308	4.3%	MS	8	$2,736	0.9%	334	1.1%
MN	21	$12,761	4.1%	2,029	6.7%	IA	4	$2,704	0.9%	622	2.1%
IN	29	$12,690	4.0%	1,759	5.8%	SC	13	$2,466	0.8%	308	1.0%
PA	16	$10,923	3.5%	1,416	4.7%	WV	16	$2,456	0.8%	109	0.4%
TN	43	$10,694	3.4%	516	1.7%	UT	3	$2,328	0.7%	280	0.9%
NY	26	$10,532	3.4%	680	2.3%	CT	2	$1,690	0.5%	55	0.2%
MA	5	$10,286	3.3%	1,026	3.4%	MT	7	$1,544	0.5%	43	0.1%
AZ	8	$8,553	2.7%	761	2.5%	CO	3	$1,434	0.5%	94	0.3%
AL	44	$7,981	2.5%	186	0.6%	NV	2	$1,311	0.4%	81	0.3%
AR	11	$7,385	2.4%	282	0.9%	DE	4	$1,124	0.4%	133	0.4%
GA	21	$7,334	2.3%	1,056	3.5%	ND	2	$933	0.3%	28	0.1%
OK	20	$7,080	2.3%	944	3.1%	WY	1	$307	0.1%	21	0.1%
VA	17	$5,364	1.7%	204	0.7%	VT	1	$305	0.1%	15	0.1%
KS	10	$4,925	1.6%	639	2.1%	Total US	683	$309,036	98.6%	29,999	99.2%
NJ	3	$4,900	1.6%	366	1.2%	Total Canada	1	4,187	1.4%	231	0.8%
						Grand Total	684	$313,223	100.0%	30,230	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 24

Lease Expirations

(unaudited, rent percentages based on ABR)

20%
10%
0%
0.1%
0.8%
1.5%
4.4%
2.5%
5.9%
7.4%
8.7%
6.6%
16.3%
2.4%
8.3%
5.4%
1.9%
3.7%
7.4%
5.5%
2.2%
2.9%
1.9%
4.2%
WEIGHTED AVERAGE
REMAINING LEASE TERM: 10.4 YRS
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
Thereafter
Industrial
Healthcare
Restaurant
Retail
Office

Expiration Year	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2021	2	$294	0.1%	37	0.1%
2022	3	2,410	0.8%	85	0.3%
2023	6	4,848	1.5%	515	1.7%
2024	11	13,811	4.4%	1,689	5.6%
2025	19	7,872	2.5%	682	2.3%
2026	34	18,626	5.9%	1,404	4.6%
2027	27	23,148	7.4%	2,010	6.7%
2028	36	27,307	8.7%	2,746	9.1%
2029	66	20,638	6.6%	2,647	8.8%
2030	96	51,029	16.3%	5,030	16.6%
2031	23	7,527	2.4%	737	2.4%
2032	44	25,963	8.3%	3,014	10.0%
2033	42	16,858	5.4%	1,717	5.7%
2034	32	5,817	1.9%	376	1.2%
2035	16	11,461	3.7%	1,552	5.1%
2036	82	23,320	7.4%	2,506	8.3%
2037	24	17,256	5.5%	1,367	4.5%
2038	33	6,805	2.2%	306	1.0%
2039	12	9,066	2.9%	933	3.1%
2040	33	5,906	1.9%	317	1.1%
Thereafter	37	13,261	4.2%	464	1.5%
Untenanted properties	6	—	—	96	0.3%
Total	684	$313,223	100.0%	30,230	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 25

Portfolio Occupancy

(unaudited, based on square feet)

100.0%
100.0%
100.0%
100.0%
100.0%
98.5%
100.0%
100.0%
100.0%
100.0%
99.8%
99.6%
99.8%
99.2%
99.7%
99.7%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 26

Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude general and administrative expenses incurred at the corporate level. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of the short-term rent deferrals and abatements agreed to as a result of tenant requests for rent relief related to the COVID-19 pandemic, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month.

Cash Cap Rate: Cash Cap Rate represents the estimated first year cash yield to be generated on a real estate investment property, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property.

EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing acquisitions and dispositions for the quarter as if such acquisitions and dispositions had occurred as of the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments or the change in fair value of our earnout liability, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. We then annualize quarterly Adjusted EBITDAre by multiplying it by four to compute Annualized Adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): FFO and AFFO are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the standards established by Nareit, which defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash and non-recurring revenues and expenses, including straight-line rents, the change in fair value of our earnout liability, cost of debt extinguishments, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, internalization expenses, stock based compensation, severance, extraordinary items, and other specified non-cash items. We believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 27

Definitions and Explanations (continued)

Gross Debt: We define Gross Debt as total debt plus deferred financing costs.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management’s estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2021 Broadstone Net Lease, LLC. All rights reserved. 28